Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Open Text Corporation (the “Company”) for the quarter ended December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Mark J. Barrenechea, Vice Chairman, Chief Executive Officer and Chief Technology Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ MARK J. BARRENECHEA
Mark J. Barrenechea Vice Chairman, Chief Executive Officer and Chief Technology Officer

Date: January 31, 2018